UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-8721

Name of Fund:  Merrill Lynch Global Technology Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Global Technology Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/03

Date of reporting period: 04/01/02 - 3/31/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
March 31, 2003


Merrill Lynch
Global Technology
Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.



Merrill Lynch Global Technology Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.


Portfolio
Information
As of 3/31/03
(unaudited)


                                         Percent of
Ten Largest Equity Holdings              Net Assets

Microsoft Corporation                        6.3%
Dell Computer Corporation                    5.1
Cisco Systems, Inc.                          3.7
Computer Associates International, Inc.      3.3
Intel Corporation                            3.1
AT&T Wireless Services Inc.                  3.0
Broadcom Corporation (Class A)               2.7
Symbol Technologies, Inc.                    2.7
Nokia Oyj 'A' (ADR)                          2.4
Oracle Corporation                           2.4



Five Largest Industries*                 Percent of
(Equity Investments)                     Net Assets

Semiconductors                              18.3%
Systems Software                            15.2
Application Software                        11.6
Computer Hardware                            9.4
Telecommunications Equipment                 6.5

*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Merrill Lynch Global Technology Fund, Inc., March 31, 2003


DEAR SHAREHOLDER


Effective April 14, 2003, the share class names for the Merrill Lynch family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated as Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There were no changes to the Class B or Class C share class labels. Trading symbols have not been changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way. Although the redesignation took effect just after the close of the Fund's period, we have provided Fund performance as of March 31, 2003 to reflect the new share class redesignation.


Fiscal Year in Review
During the 12 months ended March 31, 2003, Merrill Lynch Global Technology Fund, Inc. underperformed the Standard & Poor's (S&P) 500 Index as well as the unmanaged Goldman Technology Composite (GTC) Index. Total returns for the Fund's Class A, Class B, Class C, and Class I Shares were -40.93%, -41.52%, -41.44% and -40.82%, respectively, compared to the total return of -24.76% for the unmanaged benchmark, S&P 500 Index, and -35.92% for the GTC Index for the same 12-month period. (Fund results shown do not reflect sales charges; results would be lower if sales charges were included. Complete performance information can be found on pages
4 - 6 of this report to shareholders.) For the same period, the average return for the 347 funds in the Lipper Science & Technology Index was -38.23%.

The past 12 months was in some ways even more difficult than the previous year. Shortfalls were rampant in several areas such as software, semiconductors, computers and services. There was almost no place to hide. A few large dominant technology stocks performed well compared to the overall markets, and a few companies, especially in the Internet sector, posted strong absolute returns. However, the past is not always a prologue. We believe the worst is over fundamentally and that this would be even more clear if not for the overriding geopolitical issues. Furthermore, we believe valuations also bottomed in the period from September to October 2002, signaling the end of the bear market in technology. We are currently in a transition period of unknown duration but one that will likely see a return to a "buy the dips" mode rather than a "sell the rally" mode. Curiously, the March 2003 quarter is the first quarter in more than five years that the technology groups, as measured by the GTC Index, either declined or rose by less than 5%. In contrast, during this period more than half the quarters saw a rise or decline of more than 10%. We view this stability as something positive.

Compared to the GTC Index, the Fund's performance benefited from underweighted investments in information technology consulting and services stocks, overweighted investments in Internet software and services issues, and from a small (less than 2% of net assets) weight in health care providers and services stocks. Relative performance was also enhanced by our specific security selection in wireless telecommunication services, electronic equipment and instruments, and semiconductor equipment stocks. During the fiscal year, stocks that most positively contributed to the Fund's performance included WebMD Corporation, Ticketmaster Online-Citysearch, Inc., Citrix Systems, Inc., Nextel Partners, Inc. and Amazon.com, Inc. However, relative results were hurt by the Fund's overweighted position in electronic equipment and underweighted position in Internet and catalog retail, computers and peripherals, and systems software. Security selection in communications equipment (Brocade Communications Systems, Inc.), semiconductors (Taiwan Semiconductor Manufacturing Company) and applications software (Parametric Technology Corporation, Liberate Technologies, Inc.) was also detrimental to the Fund's overall performance.


Portfolio Matters
As of March 31, 2003, the Fund's five largest positions included:
Microsoft Corporation (6.3% of net assets); Dell Computer Corporation (5.1%); Cisco Systems, Inc. (3.7%); Computer Associates International, Inc. (3.3%) and Intel Corporation (3.1%). The Fund's largest absolute industry commitment was in semiconductors, with 18.3% of total net assets invested in this area. This position is in line with the GTC Index weight. The Fund's largest industry commitment relative to the benchmark GTC Index was in application software, while its most significant underweighting was in computers and peripherals. More recently, we have been trimming investments in media, commercial supplies and services, electronic equipment, and Internet software and services. We have added to our positions in computer hardware, information technology consulting and services, semiconductors and wireless telecommunication services. (For complete listings of the Fund's ten largest holdings and five largest industries, see page 1 of this report to shareholders.) At March 31, 2003, the Fund had net assets of $450.9 million.

With the ongoing geopolitical uncertainties, technology stocks remain controversial but have recently begun to perform better than the markets overall. In fact, we believe the sideways motion of technology stocks during the past several months is a very positive long-term indicator that the worst of the bear market is behind us and the opportunity going forward will be a gradual improvement in sector performance. As such, we have structured the Fund in a fairly aggressive stance that we believe will benefit the most from an eventual economic recovery and a rebound in information technology issues. We have focused on semiconductor, software and telecommunication services issues that we believe present the best combination of strong fundamentals with reasonable valuation. More recently, the Fund has been negatively impacted by its overweighted position in software. In anticipation of the Iraqi war, there was a clear hesitation of business activity in this area. However, we believe that this effect will prove to be short-lived. We are even looking to further increase our exposure in this area as we believe current valuations present major opportunities to achieve long-term gains.


In Conclusion
We thank you for your investment in Merrill Lynch Global Technology Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(David T. Poiesz)
David T. Poiesz
Vice President and
Portfolio Manager



April 30, 2003



Merrill Lynch Global Technology Fund, Inc., March 31, 2003


PERFORMANCE DATA


About Fund
Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.

Investors are able to purchase shares of the Fund, through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Total Return
Based on a $10,000
Investment


A line graph illustrating the growth of a $10,000 investment in ML Global Technology Fund, Inc.++ Class A and Class B Shares* compared to a similar investment in S&P 500 Index++++. Values illustrated are as follow:


ML Global Technology Fund, Inc.++
Class A Shares*

Date                       Value

6/26/1998**              $ 9,475.00
March 1999               $12,848.00
March 2000               $28,122.00
March 2001               $ 9,595.00
March 2002               $ 7,814.00
March 2003               $ 4,616.00


ML Global Technology Fund, Inc.++
Class B Shares*

Date                       Value

6/26/1998**              $10,000.00
March 1999               $13,480.00
March 2000               $29,280.00
March 2001               $ 9,909.00
March 2002               $ 8,013.00
March 2003               $ 4,595.00


S&P 500 Index++++

Date                       Value

6/26/1998**              $10,000.00
March 1999               $11,475.00
March 2000               $13,534.00
March 2001               $10,600.00
March 2002               $10,626.00
March 2003               $ 7,987.00



A line graph illustrating the growth of a $10,000 investment in ML Global Technology Fund, Inc.++ Class C and Class I Shares* compared to a similar investment in S&P 500 Index++++. Values illustrated are as follow:


ML Global Technology Fund, Inc.++
Class C Shares*

Date                       Value

6/26/1998**              $10,000.00
March 1999               $13,480.00
March 2000               $29,280.00
March 2001               $ 9,909.00
March 2002               $ 8,013.00
March 2003               $ 4,686.00


ML Global Technology Fund, Inc.++
Class I Shares*

Date                       Value

6/26/1998**              $ 9,475.00
March 1999               $12,877.00
March 2000               $28,245.00
March 2001               $ 9,655.00
March 2002               $ 7,892.00
March 2003               $ 4,671.00


S&P 500 Index++++

Date                       Value

6/26/1998**              $10,000.00
March 1999               $11,475.00
March 2000               $13,534.00
March 2001               $10,600.00
March 2002               $10,626.00
March 2003               $ 7,987.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++MLGlobal Technology Fund, Inc. invests primarily in equity securities of issuers that, in the opinion of the Manager, derive a substantial portion of their income from products and services in technology-related industries.
++++This unmanaged broad-based Index is comprised of common stocks. The starting date for the Index in each of the graphs is from 6/30/98.

Past performance is not predictive of future results.



Average Annual
Total Return


                                   % Return Without   % Return With
Class A Shares*                      Sales Charge     Sales Charge**

One Year Ended 3/31/03                    -40.93%        -44.03%
Inception (6/26/98) through 3/31/03       -14.02         -14.98

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

One Year Ended 3/31/03                    -41.52%        -43.86%
Inception (6/26/98) through 3/31/03       -14.71         -15.07

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

One Year Ended 3/31/03                    -41.44%        -42.03%
Inception (6/26/98) through 3/31/03       -14.71         -14.71

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
Class I Shares*                      Sales Charge     Sales Charge**

One Year Ended 3/31/03                    -40.82%        -43.93%
Inception (6/26/98) through 3/31/03       -13.80         -14.78

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Aggregate
Total Return


                                                     % Return Without
Class R Shares                                         Sales Charge

Inception (1/03/03)
through 3/31/03                                           -7.11%




Merrill Lynch Global Technology Fund, Inc., March 31, 2003


PERFORMANCE DATA (CONCLUDED)

RECENT
PERFORMANCE
RESULTS*

                                                        6-Month         12-Month     Since Inception
As of March 31, 2003                                  Total Return    Total Return     Total Return
ML Global Technology Fund, Inc. Class A Shares*          +16.54%         -40.93%          -51.28%
ML Global Technology Fund, Inc. Class B Shares*          +15.78          -41.52           -53.14
ML Global Technology Fund, Inc. Class C Shares*          +16.07          -41.44           -53.14
ML Global Technology Fund, Inc. Class I Shares*          +16.63          -40.82           -50.71
ML Global Technology Fund, Inc. Class R Shares*           --              --              - 7.11
Standard & Poor's 500 Index**                            + 5.02          -24.76        -20.11/-0.54
Goldman Technology Composite Index***                    +21.66          -35.92        -33.55/+0.38

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's inception dates are from 6/26/98 for Class A, Class B,
Class C & Class I Shares and from 1/03/03 for Class R Shares.
**This unmanaged broad-based index is comprised of common stocks.
Since inception total return is from 6/30/98 and 1/31/03, respectively.
***This unmanaged Index is a modified captilization-weighted index of selected technology stocks. The Index was developed with a base value of 100 as of April 30, 1996. Since inception total returns are from 6/30/98 and 1/31/03, respectively.



SCHEDULE OF INVESTMENTS                                                                                   (in U.S. dollars)

                                  Shares                                                                         Percent of
COUNTRY    Industries++++          Held                     Common Stocks                               Value    Net Assets
Bermuda    Semiconductors          125,000   ++ Marvell Technology Group Ltd. (ADR)*                $    2,650,000     0.6%

                                                Total Common Stocks in Bermuda                           2,650,000      0.6


Canada     Application             105,000   ++ Cognos, Inc.                                             2,384,550      0.5
           Software

           Telecommunications    1,642,700   ++ Nortel Networks Corporation                              3,416,816      0.8
           Equipment

                                                Total Common Stocks in Canada                            5,801,366      1.3


Finland    Telecommunications      775,000      Nokia Oyj 'A' (ADR)*                                    10,857,750      2.4
           Equipment

                                                Total Common Stocks in Finland                          10,857,750      2.4


France     Application             225,000   ++ Business Objects SA (ADR)*                               3,676,500      0.8
           Software

                                                Total Common Stocks in France                            3,676,500      0.8


Germany    Application             325,000      SAP AG (Systeme, Anwendungen, Produkte in der
           Software                             Datenverarbeitung)(ADR)*                                 6,162,000      1.4

           Semiconductors          475,000   ++ Infineon Technologies AG (ADR)*                          3,182,500      0.7

                                                Total Common Stocks in Germany                           9,344,500      2.1


Israel     Systems                 160,000   ++ Check Point Software Technologies Ltd.                   2,308,800      0.5
           Software

                                                Total Common Stocks in Israel                            2,308,800      0.5


South      Semiconductors           34,700      Samsung Electronics                                      7,855,873      1.7
Korea
                                                Total Common Stocks in South Korea                       7,855,873      1.7


Taiwan     Semiconductors        6,250,700   ++ Taiwan Semiconductor Manufacturing Company               7,609,094      1.7

                                                Total Common Stocks in Taiwan                            7,609,094      1.7


United     Wireless                310,000      Vodafone Group PLC (ADR)*                                5,648,200      1.3
Kingdom    Telecommunication
           Services

                                                Total Common Stocks in the United Kingdom                5,648,200      1.3


United     Aerospace & Defense     169,500      Raytheon Company                                         4,808,715      1.1
States
           Application Software    399,800   ++ Amdocs Limited                                           5,309,344      1.2
                                   260,000   ++ Citrix Systems, Inc.                                     3,419,000      0.7
                                   150,000   ++ Mercury Interactive Corporation                          4,452,000      1.0
                                 1,700,000   ++ Parametric Technology Corporation                        3,689,000      0.8
                                   600,000   ++ PeopleSoft, Inc.                                         9,186,000      2.0
                                   547,000   ++ Siebel Systems, Inc.                                     4,376,000      1.0
                                 1,500,000   ++ TIBCO Software Inc.                                      6,270,000      1.4
                                   155,000   ++ Take-Two Interactive Software, Inc.                      3,458,050      0.8
                                                                                                    --------------   ------
                                                                                                        40,159,394      8.9

           Broadcasting &           85,000   ++ Comcast Corporation (Class A)                            2,431,850      0.5
           Cable TV

           Computer Hardware       625,000   ++ Cray, Inc.                                               4,125,000      0.9
                                   850,000   ++ Dell Computer Corporation                               23,230,500      5.1
                                    90,000      International Business Machines Corporation              7,058,700      1.6
                                 2,450,000   ++ Sun Microsystems, Inc.                                   7,962,500      1.8
                                   451,128   ++ Synchrologic, Inc. (Class D)                               225,564      0.0
                                                                                                    --------------   ------
                                                                                                        42,602,264      9.4

           Computer Storage &    1,300,000   ++ EMC Corporation                                          9,399,000      2.1
           Peripherals             236,000   ++ Network Appliance, Inc.                                  2,636,120      0.6
                                   250,000   ++ Seagate Technology                                       2,580,000      0.5
                                                                                                    --------------   ------
                                                                                                        14,615,120      3.2

           Data Processing         300,000   ++ Concord EFS, Inc.                                        2,820,000      0.6
           Services                114,700   ++ Convergys Corporation                                    1,514,040      0.4
                                                                                                    --------------   ------
                                                                                                         4,334,040      1.0

           Electronic              375,000   ++ Jabil Circuit, Inc.                                      6,562,500      1.5
           Equipment &           1,418,800      Symbol Technologies, Inc.                               12,215,868      2.7
           Instruments                                                                              --------------   ------
                                                                                                        18,778,368      4.2

           Health Care           1,000,000   ++ WebMD Corporation                                        9,020,000      2.0
           Distributors & Services

           IT Consulting &         150,000   ++ Affiliated Computer Services, Inc. (Class A)             6,639,000      1.5
           Services                 25,000   ++ Cognizant Technology Solutions Corporation               1,682,000      0.4
                                   125,000   ++ Manhattan Associates, Inc.                               2,191,250      0.5
                                   225,500   ++ Sungard Data Systems Inc.                                4,803,150      1.0
                                                                                                    --------------   ------
                                                                                                        15,315,400      3.4

           Internet Retail          90,000   ++ Amazon.com, Inc.                                         2,341,800      0.5




Merrill Lynch Global Technology Fund, Inc., March 31, 2003


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in U.S. dollars)

                                  Shares                                                                         Percent of
COUNTRY    Industries++++          Held                     Common Stocks                               Value    Net Assets
United     Internet Software &     300,000   ++ DoubleClick Inc.                                    $    2,331,000     0.5%
States     Services              1,385,000   ++ EarthLink, Inc.                                          7,949,900      1.8
(concluded)                      5,520,000   ++ Vignette Corporation                                     8,390,400      1.9
                                    25,000   ++ Yahoo! Inc.                                                600,500      0.1
                                                                                                    --------------   ------
                                                                                                        19,271,800      4.3

           Movies &                700,000   ++ AOL Time Warner Inc.                                     7,602,000      1.7
           Entertainment

           Networking Equipment     75,000   ++ Avocent Corporation                                      1,750,500      0.4
                                 1,275,000   ++ Cisco Systems, Inc.                                     16,536,750      3.7
                                   200,000   ++ F5 Networks, Inc.                                        2,526,000      0.5
                                    50,000   ++ NetScreen Technologies, Inc.                               837,500      0.2
                                                                                                    --------------   ------
                                                                                                        21,650,750      4.8

           Semiconductor           265,000   ++ Applied Materials, Inc.                                  3,333,700      0.7
           Equipment               149,500   ++ KLA-Tencor Corporation                                   5,368,545      1.2
                                   355,500   ++ Novellus Systems, Inc.                                   9,690,930      2.2
                                                                                                    --------------   ------
                                                                                                        18,393,175      4.1

           Semiconductors        1,000,000   ++ Broadcom Corporation (Class A)                          12,300,000      2.7
                                   851,100      Intel Corporation                                       13,855,908      3.1
                                   335,000      Microchip Technology                                     6,666,500      1.5
                                 1,100,000   ++ RF Micro Devices, Inc.                                   6,600,000      1.5
                                   435,000      STMicroelectronics NV (NY Registered Shares)             8,221,500      1.8
                                   300,000      Texas Instruments Incorporated                           4,911,000      1.1
                                   375,000   ++ Xilinx, Inc.                                             8,778,750      1.9
                                                                                                    --------------   ------
                                                                                                        61,333,658     13.6

           Systems Software      1,080,000      Computer Associates International, Inc.                 14,752,800      3.3
                                 1,176,000      Microsoft Corporation                                   28,459,200      6.3
                                 1,000,000   ++ Oracle Corporation                                      10,830,000      2.4
                                    85,000   ++ Symantec Corporation                                     3,328,600      0.7
                                   500,000   ++ VERITAS Software Corporation                             8,790,000      2.0
                                                                                                    --------------   ------
                                                                                                        66,160,600     14.7

           Telecommunications      400,000   ++ CIENA Corporation                                        1,752,000      0.4
           Equipment               350,000   ++ Comverse Technology, Inc.                                3,958,500      0.9
                                 1,475,000   ++ JDS Uniphase Corporation                                 4,203,750      0.9
                                   600,000      Motorola, Inc.                                           4,956,000      1.1
                                                                                                    --------------   ------
                                                                                                        14,870,250      3.3

           Wireless              2,050,000   ++ AT&T Wireless Services Inc.                             13,530,000      3.0
           Telecommunication       225,000   ++ Nextel Partners, Inc. (Class A)                          1,134,000      0.2
           Services                                                                                 --------------   ------
                                                                                                        14,664,000      3.2

                                                Total Common Stocks in the United States               378,353,184     83.9


                                                Total Investments in Common Stocks
                                                (Cost--$570,648,474)                                   434,105,267     96.3




                                   Face
                                  Amount               Fixed Income Securities
United     Internet            $ 2,976,500      MicroStrategy Inc., 7.50% due 6/24/2007 (Convertible)    1,785,900      0.4
States     Software &
           Services

                                                Total Investments in Fixed Income Securities
                                                (Cost--$491,346)                                         1,785,900      0.4




SHORT-TERM                        Shares
SECURITIES                         Held                         Issue
                                53,601,600      Merrill Lynch Premier Institutional Fund+++**           53,601,600     11.9



                                Beneficial
                                 Interest
                             $  11,742,629      Merrill Lynch Liquidity Series, LLC Cash
                                                Sweep Series I**                                        11,742,629      2.6
                                80,402,400      Merrill Lynch Liquidity Series, LLC Money Market
                                                Series+++**                                             80,402,400     17.8
                                                                                                    --------------   ------
                                                                                                        92,145,029     20.4

                                                Total Investments in Short-Term Securities
                                                (Cost--$145,746,629)                                   145,746,629     32.3




OPTIONS                       Shares Subject
PURCHASED                       to Options
           Put Options              90,000      Amazon.com, Inc., expiring May 2003 at USD 25              148,500      0.1
           Purchased               102,500      Citrix Systems, Inc., expiring June 2003 at USD 12.5       107,625      0.0
                                    50,000      Mercury Interactive Corporation, expiring April 2003
                                                at USD 30                                                  105,000      0.0
                                   185,000      VERITAS Software Corporation, expiring May 2003
                                                at USD 15                                                  101,750      0.0

                                                Total Options Purchased (Cost--$682,200)                   462,875      0.1


                                                Total Investments (Cost--$717,568,649)                 582,100,671    129.1




OPTIONS
WRITTEN
           Call Options             90,000      Amazon.com, Inc., expiring May 2003 at USD 30             (81,000)      0.0
           Written                  75,000      KLA-Tencor Corporation, expiring June 2003
                                                at USD 45                                                 (63,750)      0.0
                                   125,000      Marvell Technology Group Ltd., expiring August 2003
                                                at USD 25                                                (243,750)    (0.1)
                                   125,000      VERITAS Software Corporation, expiring August 2003
                                                at USD 20                                                (218,750)    (0.1)

                                                Total Options Written (Premiums Received--$775,478)      (607,250)    (0.2)


           Total Investments, Net of Options Written (Cost--$716,793,171)                              581,493,421    128.9
           Liabilities in Excess of Other Assets                                                     (130,501,659)   (28.9)
                                                                                                    --------------   ------
           Net Assets                                                                               $  450,991,762   100.0%
                                                                                                    ==============   ======

++Non-income producing security.
++++For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
+++Security was purchased with the cash proceeds from securities loans.
*American Depositary Receipts (ADR).
**Investments in companies considered to be an affiliate of the Fund
(such companies are defined as "Affiliated Companies" in Section
2(a)(3) of the Investment Company Act of 1940) are as follows:


                                                          Dividend/
                                                Net        Interest
Affiliate                                     Activity      Income

Merrill Lynch Liquidity Series,
LLC Cash Sweep Series I                     $11,742,629    $ 63,593
Merrill Lynch Liquidity Series,
LLC Money Market Series                      80,402,400      81,119
Merrill Lynch Premier Institutional Fund     53,601,600     126,054
Merrill Lynch Institutional Fund                  --          9,349


See Notes to Financial Statements.



Merrill Lynch Global Technology Fund, Inc., March 31, 2003


STATEMENT OF ASSETS AND LIABILITIES

                As of March 31, 2003
Assets:         Investments, at value (including securities loaned of $123,822,006)
                (identified cost--$716,886,449)                                                              $  581,637,796
                Options purchased, at value (cost--$682,200)                                                        462,875
                Foreign cash (cost--$41,649)                                                                         41,699
                Receivables:
                   Securities sold                                                         $    7,232,656
                   Options written                                                                721,850
                   Capital shares sold                                                            471,942
                   Dividends                                                                      231,215
                   Interest                                                                       181,670
                   Securities lending--net                                                         14,484         8,853,817
                                                                                           --------------
                Prepaid registration fees                                                                            56,096
                                                                                                             --------------
                Total assets                                                                                    591,052,283
                                                                                                             --------------

Liabilities:    Collateral on securities loaned, at value                                                       134,004,000
                Options written, at value (premiums received--$775,478)                                             607,250
                Payables:
                   Securities purchased                                                         1,878,835
                   Capital shares redeemed                                                      1,564,795
                   Custodian bank                                                                 547,552
                   Investment adviser                                                             396,757
                   Distributor                                                                    221,057
                   Options purchased                                                              170,700         4,779,696
                                                                                           --------------
                Accrued expenses and other liabilities                                                              669,575
                                                                                                             --------------
                Total liabilities                                                                               140,060,521
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $  450,991,762
                                                                                                             ==============

Net Assets      Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:     shares authorized                                                                            $    1,566,822
                Class B Shares of Common Stock, $.10 par value, 200,000,000
                shares authorized                                                                                 3,991,298
                Class C Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                 1,105,853
                Class I Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                 3,039,123
                Class R Shares of Common Stock, $.10 par value, 200,000,000
                shares authorized                                                                                         2
                Paid-in capital in excess of par                                                              1,930,181,103
                Accumulated investment loss--net                                           $     (19,661)
                Accumulated realized capital losses on investments and foreign
                currency transactions--net                                                (1,353,573,078)
                Unrealized depreciation on investments and foreign currency
                transactions--net                                                           (135,299,700)
                                                                                           --------------
                Total accumulated losses--net                                                               (1,488,892,439)
                                                                                                             --------------
                Net assets                                                                                   $  450,991,762
                                                                                                             ==============

Net Asset       Class A--Based on net assets of $73,949,141 and 15,668,217
Value:                   shares outstanding                                                                  $         4.72
                                                                                                             ==============
                Class B--Based on net assets of $181,756,317 and 39,912,975
                         shares outstanding                                                                  $         4.55
                                                                                                             ==============
                Class C--Based on net assets of $50,294,430 and 11,058,529
                         shares outstanding                                                                  $         4.55
                                                                                                             ==============
                Class I--Based on net assets of $144,991,781 and 30,391,233
                         shares outstanding                                                                  $         4.77
                                                                                                             ==============
                Class R--Based on net assets of $92.83 and 20.33 shares outstanding                          $         4.57
                                                                                                             ==============


See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                For the Year Ended March 31, 2003
Investment      Dividends (net of $118,163 foreign withholding tax)                                         $     1,228,322
Income:         Interest                                                                                            820,624
                Securities lending--net                                                                             216,522
                                                                                                             --------------
                Total income                                                                                      2,265,468
                                                                                                             --------------

Expenses:       Investment advisory fees                                                   $    5,954,123
                Account maintenance and distribution fees--Class B                              2,616,100
                Transfer agent fees--Class B                                                    1,708,037
                Transfer agent fees--Class I                                                      969,936
                Account maintenance and distribution fees--Class C                                702,634
                Transfer agent fees--Class C                                                      506,148
                Transfer agent fees--Class A                                                      502,607
                Account maintenance fees--Class A                                                 224,902
                Accounting services                                                               217,056
                Professional fees                                                                 216,706
                Printing and shareholder reports                                                   93,214
                Custodian fees                                                                     79,750
                Directors' fees and expenses                                                       58,401
                Registration fees                                                                  55,262
                Pricing fees                                                                       11,175
                Other                                                                              54,836
                                                                                           --------------
                Total expenses                                                                                   13,970,887
                                                                                                             --------------
                Investment loss--net                                                                           (11,705,419)
                                                                                                             --------------

Realized &      Realized loss from:
Unrealized         Investments--net                                                         (283,210,978)
Gain (Loss) On     Foreign currency transactions--net                                            (42,064)     (283,253,042)
Investments &                                                                              --------------    --------------
Foreign         Change in unrealized appreciation/depreciation on:
Currency           Investments--net                                                          (93,806,701)
Transactions--     Foreign currency  transactions--net                                                 50      (93,806,651)
Net:                                                                                       --------------    --------------
                Total realized and unrealized loss on investments and foreign
                currency transactions--net                                                                    (377,059,693)
                                                                                                             --------------
                Net Decrease in Net Assets Resulting from Operations                                         $(388,765,112)
                                                                                                             ==============

See Notes to Financial Statements.



Merrill Lynch Global Technology Fund, Inc., March 31, 2003


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  For the Year Ended
                                                                                                      March 31,
                Increase (Decrease) in Net Assets:                                             2003               2002
Operations:     Investment loss--net                                                       $ (11,705,419)    $ (21,325,190)
                Realized loss on investments and foreign currency transactions--net         (283,253,042)     (512,169,658)
                Change in unrealized appreciation/depreciation on investments and
                foreign currency transactions--net                                           (93,806,651)       301,287,632
                                                                                           --------------    --------------
                Net decrease in net assets resulting from operations                        (388,765,112)     (232,207,216)
                                                                                           --------------    --------------

Capital Share   Net decreasein net assets from capital share transactions                   (173,642,863)     (126,109,743)
Transactions:                                                                              --------------    --------------

Net Assets:     Total decrease in net assets                                                (562,407,975)     (358,316,959)
                Beginning of year                                                           1,013,399,737     1,371,716,696
                                                                                           --------------    --------------
                End of year*                                                               $  450,991,762    $1,013,399,737
                                                                                           ==============    ==============

                *Accumulated investment loss--net                                          $     (19,661)     $   (106,825)
                                                                                           ==============    ==============

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS

                                                                                           Class A+++++
The following per share data and ratios                                                                         For the
have been derived from information provided                                                                      Period
in the financial statements.                                                                                June 26, 1998++
                                                                          For the Year Ended March 31,        to March 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000      1999
Per Share       Net asset value, beginning of period          $    7.99    $    9.81    $   29.68    $   13.56    $   10.00
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment loss--net                          (.09)++++    (.12)++++    (.16)++++    (.20)++++        (.07)
                Realized and unrealized gain (loss) on
                investments and foreign currency
                transactions--net                                (3.18)       (1.70)      (18.89)        16.32         3.63
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                 (3.27)       (1.82)      (19.05)        16.12         3.56
                                                              ---------    ---------    ---------    ---------    ---------
                Less distributions in excess of realized
                gain on investments--net                             --           --        (.82)           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $    4.72    $    7.99    $    9.81    $   29.68    $   13.56
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share             (40.93%)     (18.55%)     (65.88%)      118.88%    35.60%+++
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses                                          1.94%        1.67%        1.41%        1.37%       1.50%*
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment loss--net                            (1.55%)      (1.30%)       (.78%)       (.98%)     (1.00%)*
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)      $  73,949     $142,697    $ 176,188    $ 473,672    $ 115,110
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               78.42%      165.34%      122.11%       60.03%       49.72%
                                                              =========    =========    =========    =========    =========




                                                                                             Class B
The following per share data and ratios                                                                         For the
have been derived from information provided                                                                      Period
in the financial statements.                                                                                June 26, 1998++
                                                                          For the Year Ended March 31,        to March 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000      1999
Per Share       Net asset value, beginning of period          $    7.78    $    9.62    $   29.28    $   13.48    $   10.00
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment loss--net                          (.13)++++    (.19)++++    (.33)++++    (.35)++++        (.13)
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                (3.10)       (1.65)      (18.58)        16.15         3.61
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                 (3.23)       (1.84)      (18.91)        15.80         3.48
                                                              ---------    ---------    ---------    ---------    ---------
                Less distributions in excess of realized
                gain on investments--net                             --           --        (.75)           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $    4.55    $    7.78    $    9.62    $   29.28    $   13.48
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share             (41.52%)     (19.13%)     (66.16%)      117.21%    34.80%+++
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses                                          2.78%        2.47%        2.18%        2.13%       2.27%*
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment loss--net                            (2.41%)      (2.10%)      (1.55%)      (1.75%)     (1.76%)*
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)      $ 181,756    $ 474,172    $ 702,671   $2,234,836    $ 565,111
Data:                                                         =========    =========    =========   ==========    =========
                Portfolio turnover                               78.42%      165.34%      122.11%       60.03%       49.72%
                                                              =========    =========    =========    =========    =========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.
+++++Effective April 14, 2003, Class D Shares were redesignated
Class A Shares.

See Notes to Financial Statements.



Merrill Lynch Global Technology Fund, Inc., March 31, 2003


FINANCIAL HIGHLIGHTS (concluded)

                                                                                             Class C
The following per share data and ratios                                                                         For the
have been derived from information provided                                                                      Period
in the financial statements.                                                                                June 26, 1998++
                                                                          For the Year Ended March 31,        to March 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000      1999
Per Share       Net asset value, beginning of period          $    7.77    $    9.62    $   29.28    $   13.48    $   10.00
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment loss--net                          (.13)++++    (.19)++++    (.33)++++    (.35)++++        (.13)
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                (3.09)       (1.66)      (18.58)        16.15         3.61
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                 (3.22)       (1.85)      (18.91)        15.80         3.48
                                                              ---------    ---------    ---------    ---------    ---------
                Less distributions in excess of realized
                gain on investments--net                             --           --        (.75)           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $    4.55    $    7.77    $    9.62    $   29.28    $   13.48
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share             (41.44%)     (19.23%)     (66.16%)      117.21%    34.80%+++
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses                                          2.85%        2.51%        2.19%        2.14%       2.28%*
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment loss--net                            (2.48%)      (2.14%)      (1.56%)      (1.76%)     (1.76%)*
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)      $  50,295    $ 123,955    $ 153,446    $ 446,669    $ 127,461
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               78.42%      165.34%      122.11%       60.03%       49.72%
                                                              =========    =========    =========    =========    =========




                                                                                           Class I+++++
The following per share data and ratios                                                                         For the
have been derived from information provided                                                                      Period
in the financial statements.                                                                                June 26, 1998++
                                                                          For the Year Ended March 31,        to March 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000      1999
Per Share       Net asset value, beginning of period          $    8.06    $    9.86    $   29.81    $   13.59    $   10.00
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment loss--net                          (.07)++++    (.10)++++    (.11)++++    (.16)++++        (.05)
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                (3.22)       (1.70)      (18.99)        16.38         3.64
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                 (3.29)       (1.80)      (19.10)        16.22         3.59
                                                              ---------    ---------    ---------    ---------    ---------
                Less distributions in excess of realized
                gain on investments--net                             --           --        (.85)           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $    4.77    $    8.06    $    9.86    $   29.81    $   13.59
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share             (40.82%)     (18.26%)     (65.82%)      119.35%    35.90%+++
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses                                          1.69%        1.42%        1.17%        1.11%       1.25%*
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment loss--net                            (1.30%)      (1.05%)       (.53%)       (.70%)      (.74%)*
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)      $ 144,992    $ 272,576    $ 339,412    $ 853,810    $  41,382
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               78.42%      165.34%      122.11%       60.03%       49.72%
                                                              =========    =========    =========    =========    =========




                                                                                                                  Class R

                                                                                                                  For the
                                                                                                                   Period
The following per share data and ratios have been derived from                                                   January 3,
information provided in the financial statements.                                                                2003++ to
                                                                                                                 March 31,
Decrease in Net Asset Value:                                                                                        2003
Per Share       Net asset value, beginning of period                                                              $    4.92
Operating                                                                                                         ---------
Performance:    Investment loss--net++++                                                                              (.01)
                Realized and unrealized loss on investments and foreign currency transactions--net                    (.34)
                                                                                                                  ---------
                Total from investment operations                                                                      (.35)
                                                                                                                  ---------
                Net asset value, end of period                                                                    $    4.57
                                                                                                                  =========

Total           Based on net asset value per share                                                               (7.11%)+++
Investment                                                                                                        =========
Return:**

Ratios to       Expenses                                                                                             2.17%*
Average                                                                                                           =========
Net Assets:     Investment loss--net                                                                               (1.46%)*
                                                                                                                  =========

Supplemental    Net assets, end of period (in thousands)                                                          $--++++++
Data:                                                                                                             =========
                Portfolio turnover                                                                                   78.42%
                                                                                                                  =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
++++++Amount is less than $1,000.
+++Aggregate total investment return.
+++++Effective April 14, 2003, Class A Shares were redesignated
Class I Shares.

See Notes to Financial Statements.



Merrill Lynch Global Technology Fund, Inc., March 31, 2003


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Technology Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such security trades) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Custodian bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $42,064 have been reclassified between accumulated net investment loss and accumulated net realized capital losses and $11,834,647 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.



Merrill Lynch Global Technology Fund, Inc., March 31, 2003


NOTES TO FINANCIAL STATEMENTS (continued)


MLIM is responsible for the management of the Fund's portfolio and provides the administrative services necessary for the operation of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of 1% of the average daily net assets of the Fund not exceeding $1 billion, .95% of the average net assets of the Fund in excess of $1 billion but not exceeding $2 billion and .90% in excess of $2 billion. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Fund Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and distribution fee. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                               Account        Distribution
                           Maintenance Fee        Fee

Class A                          .25%             --
Class B                          .25%            .75%
Class C                          .25%            .75%
Class R                          .25%            .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended March 31, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                 FAMD           MLPF&S

Class A                        $1,886          $33,493
Class I                        $  440          $ 2,407


For the year ended March 31, 2003, MLPF&S received contingent deferred sales charges of $645,599 and $8,602 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $14 relating to transactions subject to front-end sales charge waivers in Class A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of March 31, 2003, the Fund lent securities with a value of $13,085,847 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended March 31, 2003, MLIM, LLC received $90,388 in securities lending agent fees.

In addition, MLPF&S received $422,401 in commissions on the execution of portfolio security transactions for the Fund for the year ended March 31, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended March 31, 2003, the Fund reimbursed MLIM $15,005 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 2003 were $442,900,684 and $563,726,069, respectively.

Net realized gains (losses) for the year ended March 31, 2003 and net unrealized gains (losses) as of March 31, 2003 were as follows:


                                     Realized          Unrealized
                                  Gains (Losses)      Gains (Losses)

Long-term investments             $(283,424,905)     $(135,248,653)
Options purchased                    (1,094,564)          (219,325)
Options written                        1,308,491            168,228
Foreign currency transactions           (42,064)                 50
                                  --------------     --------------
Total                             $(283,253,042)     $(135,299,700)
                                  ==============     ==============


As of March 31, 2003, net unrealized depreciation for Federal income tax purposes aggregated $160,421,835, of which $13,378,802 related to appreciated securities and $173,800,637 related to depreciated securities. The aggregate cost of investments, net of options, at March 31, 2003 for Federal income tax purposes was $741,915,256.

Transactions in call options written for the year ended March 31, 2003 were as follows:


                                    Shares Subject      Premiums
                                      to Options        Received

Outstanding call options written,
beginning of year                             --     $           --
Options written                        2,173,000          3,198,376
Options closed                       (1,692,200)        (2,303,547)
Options expired                         (65,800)          (119,351)
                                  --------------     --------------
Outstanding call options written,
end of year                              415,000     $      775,478
                                  ==============     ==============



4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $173,642,863 and $126,109,743 for the years ended March 31, 2003 and March 31, 2002, respectively.

Transactions in capital shares for each class were as follows:



Class A Shares for the Year                               Dollar
Ended March 31, 2003++                  Shares            Amount

Shares sold                            1,450,602     $    7,447,245
Automatic conversion of shares         3,575,127         19,404,061
                                  --------------     --------------
Total issued                           5,025,729         26,851,306
Shares redeemed                      (7,213,071)       (39,829,454)
                                  --------------     --------------
Net decrease                         (2,187,342)     $ (12,978,148)
                                  ==============     ==============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class A Shares for the Year                               Dollar
Ended March 31, 2002++                  Shares            Amount

Shares sold                            1,485,566     $   13,617,467
Automatic conversion of shares         3,606,201         32,287,495
Shares issued resulting from
reorganization                         1,766,276         13,672,787
                                  --------------     --------------
Total issued                           6,858,043         59,577,749
Shares redeemed                      (6,968,526)       (62,317,121)
                                  --------------     --------------
Net decrease                           (110,483)     $  (2,739,372)
                                  ==============     ==============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class B Shares for the Year                               Dollar
Ended March 31, 2003                    Shares            Amount

Shares sold                            4,771,285     $   24,507,794
Shares redeemed                     (22,133,497)      (118,654,711)
Automatic conversion of shares       (3,688,320)       (19,404,061)
                                  --------------     --------------
Net decrease                        (21,050,532)     $(113,550,978)
                                  ==============     ==============



Class B Shares for the Year                               Dollar
Ended March 31, 2002                    Shares            Amount

Shares sold                            6,618,960     $   59,630,803
Shares issued resulting from
reorganization                         8,066,149         60,995,690
                                  --------------     --------------
Total issued                          14,685,109        120,626,493
Shares redeemed                     (23,067,659)      (201,117,874)
Automatic conversion of shares       (3,691,710)       (32,287,495)
                                  --------------     --------------
Net decrease                        (12,074,260)     $(112,778,876)
                                  ==============     ==============



Class C Shares for the Year                               Dollar
Ended March 31, 2003                    Shares            Amount

Shares sold                              583,066     $    3,108,848
Shares redeemed                      (5,470,034)       (29,417,558)
                                  --------------     --------------
Net decrease                         (4,886,968)     $ (26,308,710)
                                  ==============     ==============




Merrill Lynch Global Technology Fund, Inc., March 31, 2003


NOTES TO FINANCIAL STATEMENTS (concluded)



Class C Shares for the Year                               Dollar
Ended March 31, 2002                    Shares            Amount

Shares sold                            2,124,329     $   19,691,079
Shares issued resulting from
reorganization                         4,333,366         32,756,627
                                  --------------     --------------
Total issued                           6,457,695         52,447,706
Shares redeemed                      (6,465,576)       (55,892,530)
                                  --------------     --------------
Net decrease                             (7,881)     $  (3,444,824)
                                  ==============     ==============



Class I Shares for the Year                               Dollar
Ended March 31, 2003++                  Shares            Amount

Shares sold                            7,600,446     $   41,602,681
Shares redeemed                     (11,034,886)       (62,407,808)
                                  --------------     --------------
Net decrease                         (3,434,440)     $ (20,805,127)
                                  ==============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class I Shares for the Year                               Dollar
Ended March 31, 2002++                  Shares            Amount

Shares sold                            8,292,294     $   76,527,458
Shares issued resulting from
reorganization                         2,666,689         20,790,664
                                  --------------     --------------
Total issued                          10,958,983         97,318,122
Shares redeemed                     (11,544,803)      (104,464,793)
                                  --------------     --------------
Net decrease                           (585,820)     $  (7,146,671)
                                  ==============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class R Shares for the Period                             Dollar
January 3, 2003++ to March 31, 2003     Shares            Amount

Shares sold                                   20     $          100
                                  --------------     --------------
Net increase                                  20     $          100
                                  ==============     ==============

++Commencement of operations.



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the year ended March 31, 2003.


6. Distributions to Shareholders:
As of March 31, 2003, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                 $             --
Undistributed long-term capital gains--net                       --
                                                   ----------------
Total undistributed earnings--net                                --
Capital loss carryforward                          (1,226,561,152)*
Unrealized losses--net                              (262,331,287)**
                                                   ----------------
Total accumulated losses--net                      $(1,488,892,439)
                                                   ================

*On March 31, 2003, the Fund had a net capital loss carryforward of $1,226,561,152, of which $2,823,304 expires in 2006, $40,970,523 expires in 2008, $37,623,208 expires in 2009, $918,433,560 expires in 2010 and $226,710,557 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the deferral of post-October currency and capital losses for tax purposes and other book/tax temporary differences.




INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Merrill Lynch Global Technology Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Technology Fund, Inc. as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Global Technology Fund, Inc. as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
May 13, 2003




Merrill Lynch Global Technology Fund, Inc., March 31, 2003


OFFICERS AND DIRECTORS

                                                                                            Number of        Other
                                                                                          Portfolios in    Director-
                      Position(s)   Length                                                 Fund Complex      ships
                          Held     of Time                                                 Overseen by      Held by
Name, Address & Age    with Fund    Served    Principal Occupation(s) During Past 5 Years    Director       Director
Interested Director

Terry K. Glenn*        President    1999 to   President and Chairman of Merrill Lynch       118 Funds       None
P.O.Box 9011           and          present   Investment Managers, L.P. ("MLIM")/Fund     162 Portfolios
Princeton,             Director     and       Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                       1998 to   Funds since 1999; Chairman (Americas Region)
Age: 62                             present   of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors. Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from
                                              1991 to 2002; Executive Vice President
                                              and Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. from 1985 to 2002.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



Independent Directors*
Ronald W. Forbes       Director     2000 to   Professor Emeritus of Finance, School of       45 Funds       None
P.O. Box 9095                       present   Business, State University of New York      51 Portfolios
Princeton,                                    at Albany since 2000 and Professor
NJ 08543-9095                                 thereof from 1989 to 2000; International
Age: 62                                       Consultant, Urban Institute from 1995 to
                                              1999.


Cynthia A. Montgomery  Director     2000 to   Professor, Harvard Business School             45 Funds       Unum
P.O. Box 9095                       present   since 1989; Director, Unum Provident        51 Portfolios     Provident
Princeton,                                    Corporation since 1990; Director,                             Corporation;
NJ 08543-9095                                 Newell Rubbermaid, Inc. since 1995.                           Newell
Age: 50                                                                                                     Rubber-
                                                                                                            maid, Inc.


Charles C. Reilly      Director     1998 to   Self-employed financial consultant since       45 Funds       None
P.O. Box 9095                       present   1990.                                       51 Portfolios
Princeton,
NJ 08543-9095
Age: 71


Kevin A. Ryan          Director     2000 to   Founder and Director Emeritus of The Boston    45 Funds       None
P.O. Box 9095                       present   University Center for the Advancement of    51 Portfolios
Princeton,                                    Ethics and Character; Professor of
NJ 08543-9095                                 Education at Boston University from
Age: 70                                       1982 to 1999 and Professor Emeritus
                                              since 1999.


Roscoe S. Suddarth     Director     2000 to   President, Middle East Institute from          45 Funds       None
P.O. Box 9095                       present   1995 to 2001; Foreign Service Officer,      51 Portfolios
Princeton,                                    United States Foreign Service from 1961
NJ 08543-9095                                 to 1995; Career Minister from 1989 to
Age: 67                                       1995; Deputy Inspector General, U.S.
                                              Department of State from 1991 to 1994;
                                              U.S. Ambassador to the Hashemite Kingdom
                                              of Jordan from 1987 to 1990.


Richard R. West        Director     1998 to   Dean Emeritus of New York University,          45 Funds       Bowne &
P.O. Box 9095                       present   Leonard N. Stern School of Business         51 Portfolios     Co., Inc.;
Princeton,                                    Administration since 1994.                                    Vornado
NJ 08543-909                                                                                                Operating
Age: 65                                                                                                     Company;
                                                                                                            Vornado
                                                                                                            Realty Trust;
                                                                                                            Alexander's,
                                                                                                            Inc.


Edward D. Zinbarg      Director     1998 to   Self-employed financial consultant since       45 Funds       None
P.O. Box 9095                       present   1994.                                       51 Portfolios
Princeton,
NJ 08543-9095
Age: 68


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.




                      Position(s)   Length
                          Held     of Time
Name, Address & Age    with Fund   Served*    Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke        Vice         1998 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof
P.O. Box 9011          President    present   since 1999; Senior Vice President and Treasurer of Princeton Services since
Princeton,             and          and       1999; Vice President of FAMD since 1999; Director of MLIM Taxation since
NJ 08543-9011          Treasurer    1999 to   1990.
Age: 42                             present


Robert C. Doll, Jr.    Senior       1999 to   President and Global Chief Investment Officer of MLIM and member of
P.O. Box 9011          Vice         present   the Executive Management Committee of ML & Co., Inc. since 2001; Chief
Princeton,             President              Investment Officer, Senior Vice President and Co-Head of MLIM Americas
NJ 08543-9011                                 from 1999 to 2001; Chief Investment Officer of Oppenheimer Funds, Inc.
Age: 48                                       from 1987 to 1999 and Executive Vice President from 1991 to 1999.


David Poiesz           Vice         2003 to   Managing Director of MLIM since 2002.
P.O. Box 9011          President    present
Princeton,
NJ 08543-9011
Age: 45


*Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.




Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 -  Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2)Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees.

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8--Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A (not answered until July 15, 2003 and only annually for funds)

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Global Technology Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Global Technology Fund, Inc.


Date: May 21, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Global Technology Fund, Inc.


Date: May 21, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Global Technology Fund, Inc.


Date: May 21, 2003



Attached hereto as an exhibit are the certifications pursuant to
Section 906 of the Sarbanes-Oxley Act.